Taxes on Income	12 Months Ended
Dec. 31, 2013
Taxes on Income [Abstract]
Taxes on Income
Note 7 - Taxes on Income

A.	Israel tax reform

Presented hereunder are the tax rates relevant to the Company in the years 2011-2013:

2011 - 24%
2012 - 25%
2013 - 25%

On August 5, 2013 the Knesset passed the Law for Changes in National Priorities (Legislative Amendments for Achieving Budget Objectives in the Years 2013 and 2014) - 2013, by which, inter alia, the corporate tax rate would be raised by 1.5% to a rate of 26.5% as from 2014.

B.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959 (hereafter - the "Law")

Rates

Pursuant to the above Law, the Company was entitled to tax benefits relating to investments in "Approved Enterprises" in accordance with letters of approval received.

The period of benefits with respect to the Company's production facilities terminated in 2011. Due to tax losses the Company did not utilize the benefits granted to "Approved Enterprises".

C.           Tax benefits under the Law for Encouragement of Industry (Taxation), 1969

The Company believes that it currently qualifies as an "Industrial Company" under the above law. As such it is entitled to certain tax benefits, mainly the right to deduct share issuance costs over three years for tax purposes in the event of a public offering, and to amortize know-how acquired from a third party over eight years for tax purposes. The Company utilizes certain such provisions in its tax filings.

D.           Tax assessment and tax loss carry forwards

The Company has not received final tax assessments since its incorporation. In accordance with the provisions of the Income Tax Ordinance, tax returns submitted up to and including the 2009 tax year can be regarded as final. The Company's Israeli tax loss carry forward are denominated in NIS and approximates US$63.2 million as of December 31, 2013, and can be carried forward indefinitely against future taxable business income.

The U.S. subsidiary is taxed under the U.S. Federal and State income tax rules. As of December 31, 2013, the U.S. subsidiary has Federal tax loss carry forwards of approximately US$6.5 million, which will expire between 2017 and 2033. Following the change in control which occurred in the parent company in June 2008, the U.S. subsidiary might be exposed to an ownership change as defined in the Internal Revenue Code Section 382. An ownership change occurs when the ownership percentage of 5% or greater stockholders changes by more than 50% over a three-year period. As a result, the utilization of approximately US$1.5 million of the tax loss carry forwards in the U.S. subsidiary might be severely limited.

E.           Deferred tax assets

Deferred tax assets and liabilities reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and such amounts for income tax purposes.  Significant components of the Company's deferred tax assets and liabilities are as follows:

	December 31
	2013	2012
	US$ thousands	US$ thousands
Deferred tax assets:
Allowance for doubtful accounts	163	136
Severance pay	47	64
Vacation pay	95	69
Research and development	1,023	806
Tax loss carry forwards	18,497	14,401
Total gross deferred tax assets	19,825	15,476

Valuation allowance	(19,825)	(15,476)

Net deferred tax assets	-	-

The net change in valuation allowance for the year ended December 31, 2013 was an increase of US$4.3 million (increase of US$2.6 million and US$3 million in 2012 and 2011 respectively).

Deferred tax assets for future benefits are included where their realization is more likely than not.
Because of history of taxable losses, management believes that it is more likely than not that the results of future operations will not generate sufficient taxable income to realize the deferred tax assets. As such, the Company has recorded a full valuation allowance in regard of all its tax loss carry forwards as well as for other deductible temporary differences at December 31, 2013 and 2012.

F.	Loss before income tax expense and reconciliation of the theoretical income tax expense and the actual income tax expense

The components of loss before income tax expense are as follows:

	Year ended December 31
	2013	2012	2011
Israel	(9,013)	(10,583)	(3,587)
United States	(515)	(524)	(270)

Loss before income tax expense	(9,528)	(11,107)	(3,857)

F.	Loss before income tax expense and reconciliation of the theoretical income tax expense and the actual income tax expense (con't)

A reconciliation of the theoretical income tax expense, assuming all loss is taxed at the Israeli statutory income tax rate of 25% for the year ended December 31, 2013, 25% for the year ended December 31, 2012 and 24% for the year ended December 31, 2011, and the actual income tax expense, is as follows:

	Year ended December 31
	2013	2012	2011
	US$ thousands	US$ thousands	US$ thousands
Loss before income tax expense	(9,528)	(11,107)	(3,857)

Theoretical income tax benefit at Israeli
statutory tax rates	(2,382)	(2,777)	(926)
Non-deductible expense	28	15	14
Issuance of shares related expenses	(97)	-	-
Stock compensation expense	305	75	120
Change in valuation allowance	4,349	2,587	2,982
Adjustments arising from differences on the tax rate	(53)	(19)	(43)
Tax rate change	(1,023)	-	(3,141)
Difference in basis measurement between book
and tax and others	(1,127)	119	994

Income tax expense for the reported year	-	-	-

G.           Accounting for uncertainty in income taxes

ASC 740-10 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements. This standard prescribes a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. ASC 740-10 requires significant judgment in determining what constitutes an individual tax position as well as assessing the outcome of each tax position.

During 2013, 2012 and 2011 the Company and its subsidiary did not have any unrecognized tax benefits and thus, no related interest and penalties were accrued.

In addition, the Company and its subsidiary do not expect that the amount of unrecognized tax benefits will change significantly within the next twelve months.